Exhibit 99.1

The Navigators Group, Inc.

CORPORATE NEWS

Navigators Reports Second Quarter 2017 Earnings

Net Income up 26.6%; Book Value up 3.2%

Stamford, CT – August 3, 2017 -- The Navigators Group, Inc. (NASDAQ:NAVG) reported Net Income of $20.5 million, or $0.69 per diluted share, for the three months ended June 30, 2017 compared to $16.2 million, or $0.54 per diluted share, for the same period in 2016. Net Operating Earnings1 were $19.7 million, or $0.66 per diluted share, for the three months ended June 30, 2017 compared to $12.2 million, or $0.41 per diluted share, for the same period in 2016.

Gross Written Premiums and Net Written Premiums for the three months ended June 30, 2017 were $452.2 million and $333.3 million, respectively, increasing 9.6% and 8.7%, respectively, from the comparable period in 2016. Our Combined Ratio for the three months ended June 30, 2017 was 97.3%, compared to 99.6% for the same period in 2016.

Net Investment Income for the three months ended June 30, 2017 was $22.3 million, an increase of 12.0% as compared to the same period in 2016. Our annualized pre-tax investment yield, excluding Net Realized Gains and Losses and Other-Than-Temporary Impairment Losses Recognized in Earnings, was 2.8% for the three months ended June 30, 2017, compared to 2.6% for the same period in 2016.

Other Income (Loss) for the three months ended June 30, 2017 was $(0.4) million, compared to $4.4 million for the same period in 2016. Other Income (Loss) primarily consists of realized and unrealized foreign exchange gains and losses.

For the six months ended June 30, 2017, our Company reported Net Income of $41.6 million, or $1.39 per diluted share, compared to $39.1 million, or $1.31 per diluted share, for the same period in 2016. Net Operating Earnings were $40.1 million, or $1.34 per diluted share, for the six months ended June 30, 2017 compared to $32.4 million, or $1.08 per diluted share, for the same period in 2016.

Gross Written Premiums and Net Written Premiums for the six months ended June 30, 2017 were $902.5 million and $670.4 million, respectively, increasing 9.2% and 7.0%, respectively, from the comparable period in 2016. Our Combined Ratio for the six months ended June 30, 2017 was 96.9%, compared to 97.4% for the same period in 2016.

Net Investment Income for the six months ended June 30, 2017 was $43.7 million, an increase of 10.8% as compared to the same period in 2016. Our annualized pre-tax investment yield, excluding Net Realized Gains and Losses and Other-Than-Temporary Impairment Losses Recognized in Earnings, was 2.7% for the six months ended June 30, 2017, compared to 2.6% for the same period in 2016.

Other Income for the six months ended June 30, 2017 was $0.7 million, compared to $7.0 million for the same period in 2016.

Stan Galanski, President and Chief Executive Officer, commented, “We are pleased to report continued profitable underwriting results and good premium growth in the second quarter, led by strong performance from our US Insurance and Global Reinsurance segments and improvement in our International Insurance results. Second quarter Net Income was up 26.6% over the prior year as a result of improved Underwriting Profit and Investment Income, contributing to an increase in Book Value per Share of 3.1% during the quarter. We continue to invest in expanding our business, with a commitment to cost control as reflected in our year to date 2.1 point decrease in our Other Operating Expense Ratio.”

1 Net Operating Earnings is a “non-GAAP financial measure” as defined in Regulation G. A reconciliation of Net income (the nearest GAAP financial measure) to Net Operating Earnings is provided on page 4 of this release, as is a discussion of the rationale for the presentation of this item.

News Release

August 3, 2017

Our Company’s investment portfolio mainly consists of fixed income securities with an average quality rating of “AA-/Aa3” as defined by S&P and Moody’s, respectively, with an average effective duration of 3.8 years as of June 30, 2017. As of June 30, 2017, Net Unrealized Gains within our investment portfolio were $74.3 million, an increase of $22.2 million compared to March 31, 2017 and an increase of $45.4 million compared to December 31, 2016. We recognized $1.7 million of Net Realized Gains for the three months ended June 30, 2017, compared to $1.8 million of Net Realized Gains for the same period in 2016 (inclusive of Net Other-Than-Temporary Impairment Losses Recognized in Earnings). For the six months ended June 30, 2017 we recognized $1.7 million of Net Realized Gains (inclusive of Net Other-Than-Temporary Impairment Losses Recognized in Earnings), compared to $3.4 million of Net Realized Gains (inclusive of Net Other-Than-Temporary Impairment Losses Recognized in Earnings) for the same period in 2016.

Stockholders’ Equity was $1.2 billion, or $42.21 per share, as of June 30, 2017 compared to $40.94 per share, as of March 31, 2017 and $40.45 per share, as of December 31, 2016.

During the three months ended June 30, 2017, our Company declared and paid a quarterly cash dividend of $0.06 per share of Common Stock.

On August 3, 2017 our Board of Directors declared a cash dividend on our Company’s Common Stock of $0.06 per share, payable on September 14, 2017 to stockholders of record on August 24, 2017.

Our Company will hold a conference call on Friday, August 4, 2017 starting at 8:30 a.m. (ET) to discuss the 2017 second quarter results. The call will be available via live webcast on Navigators’ website (www.navg.com).

To participate by telephone, the domestic dial-in number is 800-850-2903 and the international dial-in is 224-357-2399. Participants may also connect to the webcast at: http://edge.media-server.com/m/p/gvxmqq2j

On December 6, 2016, our Board of Directors declared a two-for-one stock split of The Navigators Group, Inc. Common Stock, to be effected in the form of a stock dividend. Stockholders of record at the close of business on December 30, 2016 received one additional share of Common Stock for every share of Common Stock held. All disclosures of shares and per share data in this earnings release have been retroactively adjusted to reflect the stock split for all periods presented. The additional shares of Common Stock were issued on January 20, 2017.

The Navigators Group, Inc. is an international specialty insurance holding company with operations in the United States, the United Kingdom, Continental Europe and Asia.

This press release may contain “forward-looking statements” as defined in the Private Securities Litigation Reform Act of 1995. Whenever used in this release, the words “estimate,” “expect,” “believe” or similar expressions are intended to identify such forward-looking statements. Forward-looking statements are derived from information that we currently have and assumptions that we make. We cannot assure that results that we anticipate will be achieved, since results may differ materially because of known and unknown risks and uncertainties that we face. Please refer to Navigators’ most recent reports on Forms 10-K and 10-Q and its other filings with the Securities and Exchange Commission for a description of Navigators’ business and the important factors that may affect that business. Navigators’ undertakes no obligation to publicly update or revise any forward-looking statement.

Contact:	Ciro M. DeFalco
Executive Vice President and Chief Financial Officer
(203) 905-6343
cdefalco@navg.com
www.navg.com

News Release

August 3, 2017

THE NAVIGATORS GROUP, INC. AND SUBSIDIARIES

FINANCIAL HIGHLIGHTS

(Unaudited)

	Three Months Ended			Six Months Ended
amounts in thousands, except per share amounts	June 30,			June 30,
Results of Operations	2017	2016	Change	2017	2016	Change

Gross Written Premiums	$452,179	$412,565	9.6%	$902,484	$826,442	9.2%
Net Written Premiums	333,282	306,535	8.7%	670,445	626,355	7.0%

Revenues:
Net Earned Premiums	$293,835	$267,992	9.6%	$579,966	$532,350	8.9%
Net Investment Income	22,265	19,875	12.0%	43,713	39,469	10.8%
Net Realized Gains (Losses):
Total Other-Than-Temporary Impairment Losses	29	(162)	NM	(1,048)	(271)	NM
Portion of Loss Recognized in Other Comprehensive Income (Before Tax)	(29)	12	NM	(45)	121	NM
Net Other-Than-Temporary Impairment Losses Recognized In Earnings	—	(150)	NM	(1,093)	(150)	NM
Other Realized Gains	1,694	1,960	(13.6%)	2,743	3,557	(22.9%)
Net Realized Gains	1,694	1,810	(6.4%)	1,650	3,407	(51.6%)
Other Income (Loss)	(411)	4,430	NM	657	6,979	(90.6%)
Total Revenues	$317,383	$294,107	7.9%	$625,986	$582,205	7.5%

Expenses:
Net Losses and Loss Adjustment Expenses	$177,110	$167,206	5.9%	$346,710	$320,162	8.3%
Commission Expenses	48,173	40,726	18.3%	96,017	78,280	22.7%
Other Operating Expenses	60,766	59,074	2.9%	119,304	119,883	(0.5%)
Interest Expense	3,861	3,858	0.1%	7,722	7,716	0.1%
Total Expenses	$289,910	$270,864	7.0%	$569,753	$526,041	8.3%

Income Before Income Taxes	$27,473	$23,243	18.2%	$56,233	$56,164	0.1%

Income Tax Expense	6,971	7,053	(1.2%)	14,621	17,042	(14.2%)

Net Income	$20,502	$16,190	26.6%	$41,612	$39,122	6.4%

Per Share Data (1)

Net Income Per Common Share:
Basic	$0.70	$0.56	24.9%	$1.42	$1.35	5.1%
Diluted	$0.69	$0.54	26.8%	$1.39	$1.31	6.3%

Average Common Shares Outstanding:
Basic	29,470	29,074		29,377	29,029
Diluted	29,918	29,953		29,897	29,884

Underwriting Ratios
Loss Ratio	60.3%	62.4%		59.8%	60.1%
Expense Ratio	37.0%	37.2%		37.1%	37.3%
Combined Ratio	97.3%	99.6%		96.9%	97.4%

Balance Sheet Data	June 30,	March 31,		June 30,	December 31,
	2017	2017		2017	2016
Stockholders' Equity	$1,244,168	$1,206,136	3.2%	$1,244,168	$1,178,188	5.6%
Book Value per Share (1)	$42.21	$40.94	3.1%	$42.21	$40.45	4.3%

(1) - We completed a two-for-one stock split on January 20, 2017. All share and per share data prior to January 20, 2017 has been retroactively restated on a post-split basis.

NM - Percentage change not meaningful.

News Release

August 3, 2017

THE NAVIGATORS GROUP, INC. AND SUBSIDIARIES

NON-GAAP RECONCILIATION OF NET INCOME TO NET OPERATING EARNINGS

(Unaudited)

In this release, we present Net Operating Earnings, which is a “non-GAAP financial measure” as defined in Regulation G.

Net Operating Earnings is comprised of Net Income excluding After-Tax Net Realized Gains (Losses), After-Tax Net Other-Than-Temporary Impairment Losses Recognized in Earnings, and After-Tax Foreign Exchange Gains and Losses resulting from foreign currency transactions (transactions denominated in a currency other than the entity’s functional currency) and translation adjustments (translation of foreign currency denominated assets and liabilities into the entity’s functional currency). We believe that showing Net Income exclusive of Realized Gains and Losses, Net Other-Than-Temporary Impairment Losses Recognized in Earnings, and Foreign Exchange Gains and Losses reflects the underlying fundamentals of our business.

We believe this presentation enhances the understanding of our results of operations by highlighting the underlying profitability of our business and enables investors and other users of our financial information to analyze underlying business performance in a manner similar to management. We also believe this measure follows industry practice and, therefore facilitates comparison of our performance with our peer group.

The following tables provide a reconciliation of Net Income (the nearest GAAP financial measure) to Net Operating Earnings:

	Three Months Ended June 30, 2017			Three Months Ended June 30, 2016			% Change
amounts in thousands, except per share amounts	Pre-Tax	Tax (1)	After-Tax	Pre-Tax	Tax (1)	After-Tax	QTD
Net Income	$27,473	$(6,971)	$20,502	$23,243	$(7,053)	$16,190	26.6%
Adjustments to Net Income:
Realized Losses (Gains)	(1,694)	593	(1,101)	(1,810)	634	(1,176)	(6.4%)
FX Losses (Gains)	463	(162)	301	(4,367)	1,529	(2,838)	NM
Net Operating Earnings	$26,242	$(6,540)	$19,702	$17,066	$(4,890)	$12,176	61.8%

Average Common Shares Outstanding: (2)
Basic			29,470			29,074
Diluted			29,918			29,953

Net Operating Earnings per Common Share: (2)
Basic			$0.67			$0.42
Diluted			$0.66			$0.41

	Six Months Ended June 30, 2017			Six Months Ended June 30, 2016			% Change
amounts in thousands, except per share amounts	Pre-Tax	Tax (1)	After-Tax	Pre-Tax	Tax (1)	After-Tax	YTD
Net Income	$56,233	$(14,621)	$41,612	$56,164	$(17,042)	$39,122	6.4%
Adjustments to Net Income:
Realized Losses (Gains)	(1,650)	578	(1,072)	(3,407)	1,193	(2,214)	(51.6%)
FX Losses (Gains)	(660)	231	(429)	(6,907)	2,417	(4,490)	(90.4%)
Net Operating Earnings	$53,923	$(13,812)	$40,111	$45,850	$(13,432)	$32,418	23.7%

Average Common Shares Outstanding: (2)
Basic			29,377			29,029
Diluted			29,897			29,884

Net Operating Earnings per Common Share: (2)
Basic			$1.37			$1.12
Diluted			$1.34			$1.08

(1) - Tax impact is estimated by applying the statutory rates of applicable jurisdictions, after consideration of any other relevant factors.

(2) - We completed a two-for-one stock split on January 20, 2017. All share and per share data prior to January 20, 2017 has been retroactively restated on a post-split basis.

NM - Percentage change not meaningful.

News Release

August 3, 2017

THE NAVIGATORS GROUP, INC. AND SUBSIDIARIES

CONSOLIDATED BALANCE SHEETS

	June 30,	December 31,
	2017	2016
amounts in thousands, except per share amounts	(Unaudited)
ASSETS
Investments:
Fixed Maturities, available-for-sale, at fair value (amortized cost: 2017: $2,715,910; 2016: $2,628,225)	$2,750,404	$2,635,882
Equity Securities, available-for-sale, at fair value (cost: 2017: $312,511; 2016: $327,911)	352,062	349,142
Other Invested Assets	1,781	1,960
Short-Term Investments, at fair value (amortized cost: 2017: $130,598; 2016: $143,451)	130,881	143,539
Total Investments	$3,235,128	$3,130,523
Cash	69,222	64,643
Premiums Receivable	423,767	306,686
Prepaid Reinsurance Premiums	238,359	213,377
Reinsurance Recoverable on Paid Losses	67,567	82,582
Reinsurance Recoverable on Unpaid Losses and Loss Adjustment Expenses	782,864	779,276
Deferred Policy Acquisition Costs	132,796	119,660
Accrued Investment Income	18,196	17,315
Goodwill and Other Intangible Assets	6,499	6,451
Current Income Tax Receivable, Net	16,113	20,556
Deferred Income Tax, Net	15,430	20,938
Other Assets	57,953	52,030
Total Assets	$5,063,894	$4,814,037

LIABILITIES AND STOCKHOLDERS' EQUITY
Liabilities:
Reserves for Losses and Loss Adjustment Expenses	$2,346,327	$2,289,727
Unearned Premiums	1,002,855	887,344
Reinsurance Balances Payable	125,357	108,980
Senior Notes	263,806	263,728
Payable for Investments Purchased	12,000	—
Accounts Payable and Other Liabilities	69,381	86,070
Total Liabilities	$3,819,726	$3,635,849

Stockholders' Equity: (1)
Preferred Stock ($.10 par value per share, authorized 1,000 shares, none issued)	$—	$—

Common Stock ($.10 par value per share, authorized 50,000 shares, issued 36,498 shares for 2017 and 36,147 shares for 2016)	3,647	3,612
Additional Paid-In Capital	371,410	373,983
Treasury Stock, at cost (7,023 shares for 2017 and 2016)	(155,801)	(155,801)
Retained Earnings	986,039	947,519
Accumulated Other Comprehensive Income	38,873	8,875
Total Stockholders' Equity	$1,244,168	$1,178,188
Total Liabilities and Stockholders' Equity	$5,063,894	$4,814,037

(1) - We completed a two-for-one stock split on January 20, 2017. All share data prior to January 20, 2017 has been retroactively restated on a post-split basis.

News Release

August 3, 2017

THE NAVIGATORS GROUP, INC. AND SUBSIDIARIES

Segment Information

(Unaudited)

	Three Months Ended June 30, 2017
	U.S.	Int'l
amounts in thousands	Insurance	Insurance	GlobalRe	Corporate (1)	Total
Gross Written Premiums	$257,186	$131,193	$63,800	$—	$452,179
Ceded Written Premiums	(73,857)	(43,809)	(1,231)	—	(118,897)
Net Written Premiums	183,329	87,384	62,569	—	333,282

Net Earned Premiums	$167,087	$82,100	$44,648	$—	$293,835
Net Losses and LAE	(105,270)	(44,095)	(27,745)	—	(177,110)
Commission Expenses	(20,460)	(19,001)	(8,970)	258	(48,173)
Other Operating Expenses	(33,140)	(22,506)	(5,120)	—	(60,766)
Other Underwriting Income (Expense)	100	—	169	(258)	11

Underwriting Profit (Loss)	$8,317	$(3,502)	$2,982	$—	$7,797

Net Investment Income				22,265	22,265
Net Realized Gains				1,694	1,694
Interest Expense				(3,861)	(3,861)
Other Loss				(422)	(422)
Income (Loss) Before Income Taxes	$8,317	$(3,502)	$2,982	$19,676	$27,473
Income Tax Expense				(6,971)	(6,971)
Net Income					$20,502

Losses and LAE Ratio	63.0%	53.7%	62.1%		60.3%
Commission Expense Ratio	12.2%	23.1%	20.1%		16.4%
Other Operating Expense Ratio (2)	19.8%	27.5%	11.1%		20.6%
Combined Ratio	95.0%	104.3%	93.3%		97.3%

(1) - Includes Corporate segment intercompany eliminations.

(2) - Includes Other Operating Expenses and Other Underwriting Income (Expense).

News Release

August 3, 2017

THE NAVIGATORS GROUP, INC. AND SUBSIDIARIES

Segment Information

(Unaudited)

	Three Months Ended June 30, 2016
	U.S.	Int'l
amounts in thousands	Insurance	Insurance	GlobalRe	Corporate (1)	Total
Gross Written Premiums	$243,924	$135,740	$32,901	$—	$412,565
Ceded Written Premiums	(62,618)	(41,910)	(1,502)	—	(106,030)
Net Written Premiums	181,306	93,830	31,399	—	306,535

Net Earned Premiums	$152,384	$77,833	$37,775	$—	$267,992
Net Losses and LAE	(93,428)	(48,066)	(25,712)	—	(167,206)
Commission Expenses	(16,894)	(16,821)	(7,492)	481	(40,726)
Other Operating Expenses	(31,570)	(23,043)	(4,461)	—	(59,074)
Other Underwriting Income (Expense)	342	—	203	(481)	64

Underwriting Profit (Loss)	$10,834	$(10,097)	$313	$—	$1,050

Net Investment Income				19,875	19,875
Net Realized Gains				1,810	1,810
Interest Expense				(3,858)	(3,858)
Other Income				4,366	4,366
Income (Loss) Before Income Taxes	$10,834	$(10,097)	$313	$22,193	$23,243
Income Tax Expense				(7,053)	(7,053)
Net Income					$16,190

Losses and LAE Ratio	61.3%	61.8%	68.1%		62.4%
Commission Expense Ratio	11.1%	21.6%	19.8%		15.2%
Other Operating Expense Ratio (2)	20.5%	29.6%	11.3%		22.0%
Combined Ratio	92.9%	113.0%	99.2%		99.6%

(1) - Includes Corporate segment intercompany eliminations.

(2) - Includes Other Operating Expenses and Other Underwriting Income (Expense).

News Release

August 3, 2017

THE NAVIGATORS GROUP, INC. AND SUBSIDIARIES

Segment Information

(Unaudited)

	Six Months Ended June 30, 2017
	U.S.	Int'l
amounts in thousands	Insurance	Insurance	GlobalRe	Corporate (1)	Total
Gross Written Premiums	$494,791	$273,053	$134,640	$—	$902,484
Ceded Written Premiums	(135,344)	(90,402)	(6,293)	—	(232,039)
Net Written Premiums	359,447	182,651	128,347	—	670,445

Net Earned Premiums	$331,091	$166,186	$82,689	$—	$579,966
Net Losses and LAE	(204,096)	(94,800)	(47,814)	—	(346,710)
Commission Expenses	(40,844)	(38,234)	(17,462)	523	(96,017)
Other Operating Expenses	(66,612)	(42,299)	(10,393)	—	(119,304)
Other Underwriting Income (Expense)	210	—	345	(523)	32

Underwriting Profit (Loss)	$19,749	$(9,147)	$7,365	$—	$17,967

Net Investment Income				43,713	43,713
Net Realized Gains				1,650	1,650
Interest Expense				(7,722)	(7,722)
Other Income				625	625
Income (Loss) Before Income Taxes	$19,749	$(9,147)	$7,365	$38,266	$56,233
Income Tax Expense				(14,621)	(14,621)
Net Income					$41,612

Losses and LAE Ratio	61.6%	57.0%	57.8%		59.8%
Commission Expense Ratio	12.3%	23.0%	21.1%		16.6%
Other Operating Expense Ratio (2)	20.1%	25.5%	12.2%		20.5%
Combined Ratio	94.0%	105.5%	91.1%		96.9%

(1) - Includes Corporate segment intercompany eliminations.

(2) - Includes Other Operating Expenses and Other Underwriting Income (Expense).

News Release

August 3, 2017

THE NAVIGATORS GROUP, INC. AND SUBSIDIARIES

Segment Information

(Unaudited)

	Six Months Ended June 30, 2016
	U.S.	Int'l
amounts in thousands	Insurance	Insurance	GlobalRe	Corporate (1)	Total
Gross Written Premiums	$454,571	$279,883	$91,988	$—	$826,442
Ceded Written Premiums	(117,115)	(76,881)	(6,091)	—	(200,087)
Net Written Premiums	337,456	203,002	85,897	—	626,355

Net Earned Premiums	$300,724	$155,841	$75,785	$—	$532,350
Net Losses and LAE	(184,940)	(88,476)	(46,746)	—	(320,162)
Commission Expenses	(31,749)	(32,176)	(15,237)	882	(78,280)
Other Operating Expenses	(65,331)	(44,814)	(9,738)	—	(119,883)
Other Underwriting Income (Expense)	703	—	252	(882)	73

Underwriting Profit (Loss)	$19,407	$(9,625)	$4,316	$—	$14,098

Net Investment Income				39,469	39,469
Net Realized Gains				3,407	3,407
Interest Expense				(7,716)	(7,716)
Other Income				6,906	6,906
Income (Loss) Before Income Taxes	$19,407	$(9,625)	$4,316	$42,066	$56,164
Income Tax Expense				(17,042)	(17,042)
Net Income					$39,122

Losses and LAE Ratio	61.5%	56.8%	61.7%		60.1%
Commission Expense Ratio	10.6%	20.6%	20.1%		14.7%
Other Operating Expense Ratio (2)	21.4%	28.8%	12.5%		22.6%
Combined Ratio	93.5%	106.2%	94.3%		97.4%

(1) - Includes Corporate segment intercompany eliminations.

(2) - Includes Other Operating Expenses and Other Underwriting Income (Expense).

News Release

August 3, 2017

THE NAVIGATORS GROUP, INC. AND SUBSIDIARIES

Reportable Segment Results

(Unaudited)

	U.S. Insurance
	Three Months Ended June 30, 2017				Three Months Ended June 30, 2016
amounts in thousands	Marine	P&C	Professional Liability	Total	Marine	P&C	Professional Liability	Total	% Change Total
Gross Written Premiums	$41,687	$187,492	$28,007	$257,186	$46,187	$168,654	$29,083	$243,924	5.4%
Ceded Written Premiums	(19,451)	(51,147)	(3,259)	(73,857)	(18,540)	(36,768)	(7,310)	(62,618)	17.9%
Net Written Premiums	22,236	136,345	24,748	183,329	27,647	131,886	21,773	181,306	1.1%

Net Earned Premiums	$21,812	$121,226	$24,049	$167,087	$24,921	$110,212	$17,251	$152,384	9.6%
Net Losses and LAE	(12,767)	(77,858)	(14,645)	(105,270)	(10,699)	(72,172)	(10,557)	(93,428)	12.7%
Commission Expenses	(1,575)	(15,232)	(3,653)	(20,460)	(2,176)	(12,821)	(1,897)	(16,894)	21.1%
Other Operating Expenses	(6,798)	(21,645)	(4,697)	(33,140)	(6,817)	(20,049)	(4,704)	(31,570)	5.0%
Other Underwriting Income	82	9	9	100	152	178	12	342	(70.6%)

Underwriting Profit	$754	$6,500	$1,063	$8,317	$5,381	$5,348	$105	$10,834	(23.2%)

Losses and LAE Ratio	58.5%	64.2%	60.9%	63.0%	42.9%	65.5%	61.2%	61.3%
Commission Expense Ratio	7.2%	12.6%	15.2%	12.2%	8.7%	11.6%	11.0%	11.1%
Other Operating Expense Ratio (1)	30.8%	17.8%	19.5%	19.8%	26.8%	18.0%	27.2%	20.5%
Combined Ratio	96.5%	94.6%	95.6%	95.0%	78.4%	95.1%	99.4%	92.9%

(1) - Includes Other Operating Expenses and Other Underwriting Income.

News Release

August 3, 2017

THE NAVIGATORS GROUP, INC. AND SUBSIDIARIES

Reportable Segment Results

(Unaudited)

	Int'l Insurance
	Three Months Ended June 30, 2017				Three Months Ended June 30, 2016
amounts in thousands	Marine	P&C	Professional Liability	Total	Marine	P&C	Professional Liability	Total	% Change Total
Gross Written Premiums	$49,597	$46,663	$34,933	$131,193	$41,147	$63,002	$31,591	$135,740	(3.3%)
Ceded Written Premiums	(12,536)	(20,362)	(10,911)	(43,809)	(9,554)	(24,465)	(7,891)	(41,910)	4.5%
Net Written Premiums	37,061	26,301	24,022	87,384	31,593	38,537	23,700	93,830	(6.9%)

Net Earned Premiums	$39,525	$23,337	$19,238	$82,100	$36,096	$23,815	$17,922	$77,833	5.5%
Net Losses and LAE	(23,848)	(8,867)	(11,380)	(44,095)	(17,021)	(21,878)	(9,167)	(48,066)	(8.3%)
Commission Expenses	(9,517)	(4,577)	(4,907)	(19,001)	(8,361)	(5,150)	(3,310)	(16,821)	13.0%
Other Operating Expenses	(9,226)	(7,946)	(5,334)	(22,506)	(8,698)	(9,065)	(5,280)	(23,043)	(2.3%)

Underwriting Profit (Loss)	$(3,066)	$1,947	$(2,383)	$(3,502)	$2,016	$(12,278)	$165	$(10,097)	(65.3%)

Losses and LAE Ratio	60.3%	38.0%	59.2%	53.7%	47.2%	91.9%	51.2%	61.8%
Commission Expense Ratio	24.1%	19.6%	25.5%	23.1%	23.2%	21.6%	18.5%	21.6%
Other Operating Expense Ratio (1)	23.4%	34.1%	27.7%	27.5%	24.0%	38.1%	29.4%	29.6%
Combined Ratio	107.8%	91.7%	112.4%	104.3%	94.4%	151.6%	99.1%	113.0%

(1) - Includes Other Operating Expenses and Other Underwriting Income (Expense).

News Release

August 3, 2017

THE NAVIGATORS GROUP, INC. AND SUBSIDIARIES

Reportable Segment Results

(Unaudited)

	U.S. Insurance
	Six Months Ended June 30, 2017				Six Months Ended June 30, 2016
amounts in thousands	Marine	P&C	Professional Liability	Total	Marine	P&C	Professional Liability	Total	% Change Total
Gross Written Premiums	$82,637	$358,126	$54,028	$494,791	$89,350	$309,932	$55,289	$454,571	8.8%
Ceded Written Premiums	(36,971)	(89,345)	(9,028)	(135,344)	(36,187)	(67,275)	(13,653)	(117,115)	15.6%
Net Written Premiums	45,666	268,781	45,000	359,447	53,163	242,657	41,636	337,456	6.5%

Net Earned Premiums	$44,506	$240,349	$46,236	$331,091	$48,171	$219,371	$33,182	$300,724	10.1%
Net Losses and LAE	(26,542)	(149,607)	(27,947)	(204,096)	(20,474)	(143,769)	(20,697)	(184,940)	10.4%
Commission Expenses	(3,047)	(30,598)	(7,199)	(40,844)	(3,658)	(24,673)	(3,418)	(31,749)	28.6%
Other Operating Expenses	(13,619)	(43,459)	(9,534)	(66,612)	(14,189)	(41,571)	(9,571)	(65,331)	2.0%
Other Underwriting Income	165	27	18	210	231	446	26	703	(70.1%)

Underwriting Profit (Loss)	$1,463	$16,712	$1,574	$19,749	$10,081	$9,804	$(478)	$19,407	1.8%

Losses and LAE Ratio	59.6%	62.2%	60.4%	61.6%	42.5%	65.5%	62.4%	61.5%
Commission Expense Ratio	6.8%	12.7%	15.6%	12.3%	7.6%	11.2%	10.3%	10.6%
Other Operating Expense Ratio (1)	30.3%	18.1%	20.6%	20.1%	29.0%	18.8%	28.7%	21.4%
Combined Ratio	96.7%	93.0%	96.6%	94.0%	79.1%	95.5%	101.4%	93.5%

(1) - Includes Other Operating Expenses and Other Underwriting Income (Expense).

News Release

August 3, 2017

THE NAVIGATORS GROUP, INC. AND SUBSIDIARIES

Reportable Segment Results

(Unaudited)

	Int'l Insurance
	Six Months Ended June 30, 2017				Six Months Ended June 30, 2016
amounts in thousands	Marine	P&C	Professional Liability	Total	Marine	P&C	Professional Liability	Total	% Change Total
Gross Written Premiums	$118,430	$87,031	$67,592	$273,053	$113,095	$107,048	$59,740	$279,883	(2.4%)
Ceded Written Premiums	(23,462)	(50,008)	(16,932)	(90,402)	(20,643)	(41,694)	(14,544)	(76,881)	17.6%
Net Written Premiums	94,968	37,023	50,660	182,651	92,452	65,354	45,196	203,002	(10.0%)

Net Earned Premiums	$77,020	$45,517	$43,649	$166,186	$74,952	$45,024	$35,865	$155,841	6.6%
Net Losses and LAE	(44,449)	(24,736)	(25,615)	(94,800)	(37,109)	(33,094)	(18,273)	(88,476)	7.1%
Commission Expenses	(19,058)	(8,319)	(10,857)	(38,234)	(17,766)	(7,925)	(6,485)	(32,176)	18.8%
Other Operating Expenses	(17,666)	(14,369)	(10,264)	(42,299)	(17,140)	(17,773)	(9,901)	(44,814)	(5.6%)

Underwriting Profit (Loss)	$(4,153)	$(1,907)	$(3,087)	$(9,147)	$2,937	$(13,768)	$1,206	$(9,625)	(5.0%)

Losses and LAE Ratio	57.7%	54.3%	58.7%	57.0%	49.5%	73.5%	50.9%	56.8%
Commission Expense Ratio	24.7%	18.3%	24.9%	23.0%	23.7%	17.6%	18.1%	20.6%
Other Operating Expense Ratio (1)	23.0%	31.6%	23.5%	25.5%	22.9%	39.5%	27.6%	28.8%
Combined Ratio	105.4%	104.2%	107.1%	105.5%	96.1%	130.6%	96.6%	106.2%

(1) - Includes Other Operating Expenses and Other Underwriting Income (Expense).

News Release

August 3, 2017

THE NAVIGATORS GROUP, INC. AND SUBSIDIARIES

Net Incurred Loss Activity

(Unaudited)

	For the Three Months Ended June 30,
amounts in thousands	Amounts		Loss Ratio
Net Incurred Loss Activity	2017	2016	2017	2016
U.S. Insurance:
Loss and LAE Payments	$86,792	$72,246	51.9%	47.4%
Change in Reserves	18,478	21,182	11.1%	13.9%
Net Incurred Loss and LAE	$105,270	$93,428	63.0%	61.3%

Int'l Insurance:
Loss and LAE Payments	$46,050	$32,996	56.1%	42.4%
Change in Reserves	(1,955)	15,070	(2.4%)	19.4%
Net Incurred Loss and LAE	$44,095	$48,066	53.7%	61.8%

GlobalRe:
Loss and LAE Payments	$21,279	$17,928	47.6%	47.5%
Change in Reserves	6,466	7,784	14.5%	20.6%
Net Incurred Loss and LAE	$27,745	$25,712	62.1%	68.1%

Total
Loss and LAE Payments	$154,121	$123,170	52.5%	46.0%
Change in Reserves	22,989	44,036	7.8%	16.4%
Net Incurred Loss and LAE	$177,110	$167,206	60.3%	62.4%

	For the Three Months Ended June 30,
Impact of Prior Years Reserves	Amounts		Loss Ratio Impact
Favorable / (Unfavorable) Development	2017	2016	2017	2016
U.S. Insurance	$(295)	$4,002	(0.1%)	1.5%
Int'l Insurance	(4,743)	3,354	(1.6%)	1.3%
GlobalRe	(2,992)	1,423	(1.0%)	0.5%
Total	$(8,030)	$8,779	(2.7%)	3.3%

News Release

August 3, 2017

THE NAVIGATORS GROUP, INC. AND SUBSIDIARIES

Net Incurred Loss Activity

(Unaudited)

	For the Six Months Ended June 30,
amounts in thousands	Amounts		Loss Ratio
Net Incurred Loss Activity	2017	2016	2017	2016
U.S. Insurance:
Loss and LAE Payments	$156,563	$145,281	47.2%	48.3%
Change in Reserves	47,533	39,659	14.4%	13.2%
Net Incurred Loss and LAE	$204,096	$184,940	61.6%	61.5%

Int'l Insurance:
Loss and LAE Payments	$90,958	$62,239	54.7%	39.9%
Change in Reserves	3,842	26,237	2.3%	16.9%
Net Incurred Loss and LAE	$94,800	$88,476	57.0%	56.8%

GlobalRe:
Loss and LAE Payments	$49,609	$43,059	60.0%	56.8%
Change in Reserves	(1,795)	3,687	(2.2%)	4.9%
Net Incurred Loss and LAE	$47,814	$46,746	57.8%	61.7%

Total
Loss and LAE Payments	$297,130	$250,579	51.3%	47.1%
Change in Reserves	49,580	69,583	8.5%	13.0%
Net Incurred Loss and LAE	$346,710	$320,162	59.8%	60.1%

	For the Six Months Ended June 30,
Impact of Prior Years Reserves	Amounts		Loss Ratio Impact
Favorable / (Unfavorable) Development	2017	2016	2017	2016
U.S. Insurance	$177	$6,671	0.0%	1.3%
Int'l Insurance	(11,359)	2,499	(2.0%)	0.5%
GlobalRe	(3,933)	1,443	(0.7%)	0.3%
Total	$(15,115)	$10,613	(2.7%)	2.1%

News Release

August 3, 2017

THE NAVIGATORS GROUP, INC. AND SUBSIDIARIES

Net Loss Data

(Unaudited)

	As of June 30, 2017
amounts in thousands	Case	IBNR
Net Loss Reserves:	Reserves	Reserves	Total
U.S. Insurance:
Marine	$56,618	$48,212	$104,830
P&C	185,454	644,771	830,225
Professional Liability	28,417	74,481	102,898
Total U.S. Insurance	$270,489	$767,464	$1,037,953
Int'l Insurance:
Marine	$168,472	$33,258	$201,730
P&C	74,719	23,213	97,932
Professional Liability	40,838	71,095	111,933
Total Int'l Insurance	$284,029	$127,566	$411,595

GlobalRe	$42,542	$71,373	$113,915

Total Net Loss Reserves	$597,060	$966,403	$1,563,463

	As of December 31, 2016
	Case	IBNR
Net Loss Reserves:	Reserves	Reserves	Total
U.S. Insurance:
Marine	$56,701	$54,259	$110,960
P&C	201,368	603,509	804,877
Professional Liability	24,555	70,559	95,114
Total U.S. Insurance	$282,624	$728,327	$1,010,951
Int'l Insurance:
Marine	$163,124	$36,118	$199,242
P&C	66,496	18,192	84,688
Professional Liability	30,106	70,103	100,209
Total Int'l Insurance	$259,726	$124,413	$384,139

GlobalRe	$47,505	$67,856	$115,361

Total Net Loss Reserves	$589,855	$920,596	$1,510,451

News Release

August 3, 2017

THE NAVIGATORS GROUP, INC. AND SUBSIDIARIES

Investment Data

(Unaudited)

As of June 30, 2017, the average quality of the investment portfolio as rated by S&P and Moody’s was “AA-/Aa3”, respectively, with an average duration of 3.8 years. Our Company does not own any collateralized debt obligations or asset backed commercial paper.

The following table sets forth our investments as of June 30, 2017:

	As of June 30, 2017
		Gross	Gross	Cost or
	Fair	Unrealized	Unrealized	Amortized
amounts in thousands	Value	Gains	(Losses)	Cost
Fixed Maturities:
U.S. Treasury Bonds, Agency Bonds and Foreign Government Bonds	$264,511	$2,888	$(2,660)	$264,283
States, Municipalities and Political Subdivisions	655,064	19,306	(2,004)	637,762
Mortgage-Backed and Asset-Backed Securities:
Agency Mortgage-Backed Securities	455,133	3,849	(5,389)	456,673
Residential Mortgage Obligations	18,037	506	(25)	17,556
Asset-Backed Securities	315,945	1,915	(478)	314,508
Commercial Mortgage-Backed Securities	145,573	2,883	(1,432)	144,122
Subtotal	$934,688	$9,153	$(7,324)	$932,859
Corporate Exposures	896,141	17,490	(2,355)	881,006
Total Fixed Maturities	$2,750,404	$48,837	$(14,343)	$2,715,910
Equity Securities:
Common Stocks	$172,456	$30,985	$(1,023)	$142,494
Preferred Stocks	179,606	10,088	(499)	170,017
Total Equity Securities	$352,062	$41,073	$(1,522)	$312,511
Short-Term Investments	130,881	283	—	130,598
Total Investments	$3,233,347	$90,193	$(15,865)	$3,159,019